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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): February 15, 2004

                          BUTLER MANUFACTURING COMPANY
             (Exact name of registrant as specified in its charter)


           DELAWARE                      001-12335               44-0188420
(State or other jurisdiction of         (Commission            (IRS Employer
 incorporation or organization)         File Number)         Identification No.)


                              1540 Genessee Street
                                 P.O. BOX 419917
                           Kansas City, Missouri 64102
              (Address of principal executive offices and zip code)

       Registrant's telephone number, including area code: (816) 968-3000

================================================================================


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ITEM 7.           FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND
                  EXHIBITS.

         (c) Exhibits.

         99.1 Press Release, dated February 15, 2004, reporting the results of operations of Butler Manufacturing Company (the "Registrant") for its fiscal fourth quarter and fiscal year ended December 31, 2003 (furnished and not filed herewith solely pursuant to Item 12).

ITEM 12.          RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

         The information contained in this Item 12 of this Current Report is being furnished in accordance with SEC Release Nos. 33-8216 and 34-47583.

         On February 15, 2004, the Registrant reported its results of operations for its fiscal fourth quarter and fiscal year ended December 31, 2003. A copy of the press release issued by the Registrant concerning the foregoing results is furnished herewith as Exhibit 99.1 and is incorporated herein by reference.

         The information, including the exhibits attached hereto, in this Current Report is being furnished and shall not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. The information in this Current Report shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, except as otherwise expressly stated in such filing.

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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  February 15, 2004                    BUTLER MANUFACTURING COMPANY


                                                     /s/ John W. Huey
                                             -----------------------------------
                                             By:     John W. Huey
                                             Its:    Vice President



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                                  EXHIBIT INDEX


EXHIBIT
NUMBER            DESCRIPTION
-------           -----------
  99.1            Press Release of Registrant, dated February 15, 2004,
                  reporting the results of operations for the Registrant's
                  fiscal fourth quarter and fiscal year ended December 31, 2003.